                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      DATE OF REPORT:  SEPTEMBER 5, 1996


                     DAYTON HUDSON RECEIVABLES CORPORATION
                     -------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Minnesota
                                   ---------
                (State or other jurisdiction of incorporation)



         0-26930                                       41-1812153
         -------                                       ----------
(Commission File Number)                 (I.R.S. Employer Identification Number)

                     Dayton Hudson Receivables Corporation
                            80 South Eighth Street
                            14th Floor, Suite 1401
                         Minneapolis, Minnesota 55402
                                 (612) 370-6530
              (Address, including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Office)

                              Page 1 of 11 Pages
                      The Exhibit Index Appears on Page 3

Item 5: Other Events
- ---------------------

The Monthly Servicer's Certificate for the Monthly Period ended August 3, 1996, and the Monthly Certificateholders' Statement for the Monthly Period ended August 3, 1996, both with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1 and the Class B Asset Backed Certificates, Series 1995-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on August 21, 1996, and the Monthly Certificateholders' Statement was then distributed to Certificateholders on August 25, 1996.

The above described Monthly Servicer's Certificate is filed as Exhibit 20.1 to this Report.
The above described Monthly Certificateholders' Statement is filed as Exhibit
20.2 to this Report.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 5, 1996

                             DAYTON HUDSON RECEIVABLES CORPORATION


                             By:    /s/ Stephen C. Kowalke

                             Name:  Stephen C. Kowalke
                             Title: Vice President and Treasurer

                                 EXHIBIT INDEX
                                 -------------

                                                          SEQUENTIALLY
EXHIBIT NUMBER     DESCRIPTION                            NUMBERED PAGE
- --------------     -----------                            -------------
          20.1     Monthly Servicer's Certificate for           4
                   the Monthly Period ended August 3,
                   1996.

          20.2     Monthly Certificateholders'                  6
                   Statement for the Monthly Period
                   ended August 3, 1996.